SUPPLEMENT

DATED JUNE 3, 2011 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011, AS LAST AMENDED MAY 6, 2011

FOR HARTFORD SERIES FUND, INC. AND

HARTFORD HLS SERIES FUND II, INC. (THE “SAI”)

Effective immediately, the first paragraph under the heading “HLS FUND ADMINISTRATION” in the above referenced SAI is deleted and replaced with the following:

The management fee paid by each HLS Fund to HL Advisors covers, in addition to investment advisory services, certain administrative services that are provided to each HLS Fund.  Pursuant to an agreement between HL Advisors and Hartford Life (an affiliate of HL Advisors), Hartford Life manages the business affairs of each HLS Fund and provides administrative personnel, services, equipment and facilities and office space for the proper operation of each HLS Fund.   In return for these administrative services, HL Advisors pays Hartford Life a monthly fee at the annual rate of 0.25% of the average daily net assets of each HLS Fund.  This fee is paid out of the management fee and not by the HLS Fund.  Prior to March 1, 2010, these administrative services were provided for each HLS Fund under an Administrative Services Agreement between each HLS Fund and Hartford Life pursuant to which each HLS Fund paid Hartford Life a monthly fee at the annual rate of 0.20% of the average daily net assets of each HLS Fund. The Administrative Services Agreement was terminated on March 1, 2010.

In addition to providing administrative services to the HLS Funds, Hartford Life provides fund accounting services for which it is compensated at a competitive market rate.

This Supplement should be retained with your SAI for future reference.